Exhibit 10.2

NORTEL NETWORKS CORPORATION
MEETING OF THE BOARD OF DIRECTORS
JULY 25, 2002

E X T R A C T

Committee Matters

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     Upon motion duly made and seconded, the NNC Board of Directors

     RESOLVED, That, effective immediately, the Chairman of the Audit Committee of the NNC Board of Directors shall be paid, in addition to the member’s retainer, a retainer fee at the rate of US$17,500 per annum, except that an additional retainer fee of US$8,750 per annum shall be paid to the Chairman of the NNC Audit Committee if he or she is also Chairman of the Audit Committee of the Nortel Networks Limited (“NNL”) Board of Directors; and

     RESOLVED, That the resolutions with respect to remuneration adopted by the NNC Board of Directors on January 24, 2002 are hereby supplemented and amended by the foregoing resolution, with the effect that any Chairman of a NNC Board Committee, other than the Chairman of the NNC Audit Committee, who is not a salaried employee of NNC or any of its subsidiaries, shall continue to be paid, in addition to the member’s retainer, a retainer fee at the rate of US$7,500 per annum, except that an additional retainer fee of US$3,750 per annum shall continue to be paid to the Chairman of any NNC Board Committee, other than the NNC Audit Committee, who is also Chairman of an identical committee of the NNL Board of Directors.

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     Upon motion duly made and seconded, the NNL Board of Directors

     RESOLVED, That, effective immediately, the Chairman of the Audit Committee of the NNL Board of Directors shall be paid, in addition to the member’s retainer, a retainer fee at the rate of US$17,500 per annum, except that an additional retainer fee of US$8,750 per annum shall be paid to the Chairman of the Audit Committee if he or she is also Chairman of the Audit Committee of the Nortel Networks Corporation (“NNC”) Board of Directors; and

     RESOLVED, That the resolutions with respect to remuneration adopted by the NNL Board of Directors on January 24, 2002 are hereby supplemented and amended by the foregoing resolution, with the effect that any Chairman of a NNL Board Committee, other than the Chairman of the NNL Audit Committee, who is not a salaried employee of NNC, NNL or any of its subsidiaries, shall continue to be paid, in addition to the member’s retainer, a retainer fee at the rate of US$7,500 per annum, except that an additional retainer fee of US$3,750 per annum shall continue to be paid to the Chairman of any NNL Board Committee, other than the NNL Audit Committee, who is also Chairman of an identical committee of the NNC Board of Directors.